SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2003

MapInfo Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-23078	06-1166630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Global View Troy, New York		12180
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (518) 285-6000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

On January 6, 2003, MapInfo Corporation announced its acquisition of substantially all of the assets of Thompson Site Selection Research, Inc. See the press release attached hereto as Exhibit 99.1.

On January 6, 2003, MapInfo Corporation also announced its preliminary financial results for the quarter ended December 31, 2002. See the press release attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2003	MAPINFO CORPORATION
By:__________________________ D. Joseph Gersuk Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
Exhibit 99.1	Press Release regarding Thompson acquisition dated January 6, 2003.
Exhibit 99.2	Press Release regarding preliminary financial results for the quarter ended December 31, 2002, dated January 6, 2003.